UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2023

Fidus Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	814-00861	27-5017321
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1603 Orrington Avenue, Suite 1005, Evanston, Illinois		60201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-859-3940

Not Applicable
______________________________________________
Former name or former address, if changed since last report

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FDUS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

Set forth below are certain preliminary estimates of Fidus Investment Corporation’s (“the Company”, “we” or “our”) financial condition and results of operations at and for the three months ended December 31, 2022.

As of February 21, 2023, we estimate that the range of our net investment income per share was between $0.50 and $0.52 for the three months ended December 31, 2022.

As of February 21, 2023, we estimate that the range of our adjusted net investment income(1) per share was between $0.50 and $0.52 for the three months ended December 31, 2022.

As of February 21, 2023, we estimate that the range of our net asset value per share was between $19.41 and $19.45 as of December 31, 2022.

	(Per share)
	Three Months Ended
	December 31, 2022
	(unaudited)
	Low Estimate	High Estimate
Net investment income	$0.50	$0.52
Capital gains incentive fee expense (reversal)	-	-
Adjusted net investment income (1)	$0.50	$0.52

(1)

On a supplemental basis, we provide information relating to adjusted net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income. Adjusted net investment income represents net investment income excluding any capital gains incentive fee expense or (reversal) attributable to realized and unrealized gains and losses. Our investment advisory agreement with our investment adviser provides that a capital gains incentive fee is determined and paid annually with respect to cumulative realized capital gains (but not unrealized capital gains) to the extent such realized capital gains exceed realized and unrealized losses for such year, less the aggregate amount of any capital gains incentive fees paid in all prior years. In addition, we accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. As such, we believe that adjusted net investment income is a useful indicator of operations exclusive of any capital gains incentive fee expense or (reversal) attributable to realized and unrealized gains and losses. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The above table provides a reconciliation of our estimates for net investment income to adjusted net investment income for the three months ended December 31, 2022.

The information disclosed under this Item 2.02 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be deemed incorporated by reference into the Company’s filings made under the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

Item 2.02 contains forward-looking statements with respect to the business and investments of the Company, including, but not limited to, the preliminary estimates of its three months ended December 31, 2022 financial information and results, which are based on current information available to the Company as of the date hereof. The preliminary estimates at and for the three months ended December 31, 2022 financial information and estimated results furnished above are based on the Company management’s preliminary determinations and current expectations as of February 21, 2023, and such information is inherently uncertain. The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither RSM US LLP, our independent registered public accounting firm, nor any other independent accountants has audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, RSM US LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

The preliminary estimates may not align with the Company’s actual results of operations for the period, which will not be known until the Company completes its customary financial year-end closing, including the determination of the fair value of the Company’s portfolio investments, final adjustments and other developments that arise between now and the time that our financial results for the three months ended December 31, 2022 are finalized. As a result, actual results could differ materially from the current preliminary estimates based on adjustments made during the Company’s year-end closing and audit procedures, and the Company’s reported information in its Annual Report on Form 10-K for the year ended December 31, 2022 may differ from this information, and any such differences may be material. In addition, the information furnished above does not include all of the information regarding the Company’s financial condition and results of operations for the three months ended December 31, 2022 that may be important to readers. As a result, readers are cautioned not to place undue reliance on the information furnished in Item 2.02 and should view this information in the context of the Company’s full fourth quarter 2022 results when such results are disclosed by the Company in its Annual Report on Form 10-K for the year ended December 31, 2022. The information furnished in Item 2.02 is based on our current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.

Item 7.01.	Regulation FD Disclosure.

Fidus Investment Corporation issued a press release on February 21, 2023 announcing the declaration of a base dividend of $0.41 per share, a supplemental dividend of $0.15 per share, and a special dividend of $0.10 per share, which are payable on March 29, 2023 to stockholders of record as of March 22, 2023, a copy of which has been furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 is being furnished herewith to this Current Report on Form 8-K:

Exhibit

No. Description

99.1 Press Release dated February 21, 2023 of Fidus Investment Corporation

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2023 Fidus Investment Corporation

By: /s/ Shelby E. Sherard

Shelby E. Sherard

Chief Financial Officer and Secretary